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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF AUGUST 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-A)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-104153                06-1442101
           --------                  ----------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                  06830
         ----------------------                                  -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On August 7, 2003 a single series of certificates, entitled Fremont Home Loan Trust 2003-A, Asset-Backed Certificates, Series 2003-A (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Fremont Investment and Loan as servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class 1A-1 Certificates", "Class 2A-1 Certificates", "Class 2A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates","Class C Certificates", "Class P Certificates", and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $561,576,866.24 as of August 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 5, 2003, among Fremont Investment & Loan (the "Originator") Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class 1A-1 Certificates, the Class 2A-1 Certificates, the Class 2A-2Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated August 5, 2003 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                      Initial Certificate Principal
   Class               Balance or Notional Amount            Pass-Through Rate
   -----               --------------------------            -----------------
Class 1A-1                     $294,422,000                       Variable
Class 2A-1                     $ 42,500,000                       Variable
Class 2A-2                     $122,168,000                       Variable
Class M-1                      $ 36,502,000                       Variable
Class M-2                      $ 26,675,000                       Variable
Class M-3                      $  8,424,000                       Variable
Class M-4                      $  5,616,000                       Variable
Class M-5                      $ 12,635,000                       Variable
 Class C                       $ 12,634,766.24                    Variable
 Class P                       $        100.00                       N/A
 Class R                            100%                             N/A






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                                       -3-

           The Certificates, other than the Class C Certificates, the Class P Certificates, and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 2003 and the Prospectus Supplement, dated August 5, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of August 1,
                                            2003, by and among Financial Asset Securities Corp. as
                                            Depositor, Fremont Investment Loan as Servicer and Wells
                                            Fargo Bank Minnesota, National Association as Trustee,
                                            relating to the Series 2003-A Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 7, 2003

                                           FINANCIAL ASSET SECURITIES CORP.


                                           By:  /s/ James Raezer
                                                ---------------------------
                                           Name:    James Raezer
                                           Title:   Senior Vice-President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of August                            7
                       1, 2003, by and among Financial Asset Securities
                       Corp. as Depositor, Fremont Investment and Loan as
                       Servicer and Wells Fargo Bank Minnesota, National
                       Association as Trustee, relating to the Series 2003-A
                       Certificates.







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                                   Exhibit 4.1